Exhibit 99.1


                  CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND
              CHIEF FINANCIAL OFFICER PURSUANT TO TITLE 18, UNITED
                 STATES CODE, SECTION 1350, AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Second Bancorp Incorporated (the "Company") on Form 10-Q for the quarterly period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, R. L. (Rick) Blossom, the Chief Executive Officer of the Company, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                          /s/ R. L. Blossom
                                          -------------------------------------
                                          Print Name:  R. L. (Rick) Blossom
                                          Title:  Chief Executive Officer
                                          Date:  August 13, 2002


         In connection with the Quarterly Report of Second Bancorp Incorporated (the "Company") on Form 10-Q for the quarterly period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David L. Kellerman, the Chief Financial Officer of the Company, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                          /s/ David L. Kellerman
                                          -------------------------------------
                                          Print Name:  David L. Kellerman
                                          Title:  Chief Financial Officer
                                          Date:  August 13, 2002








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